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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported) June 19, 1996



                          TARGETED GENETICS CORPORATION
               (Exact Name of Registrant as Specified in Charter)


        WASHINGTON                     0-23930                  91-1549568
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
of Incorporation)                                            Identification No.)


              1100 OLIVE WAY, SUITE 100, SEATTLE, WASHINGTON 98101
               (Address of Principal Executive Offices) (Zip Code)


                                 (206) 623-7612
               Registrant's telephone number, including area code


                                      NONE
          (Former Name or Former Address, if Changed Since Last Report)






                                                                     Page 1 of 9
                                                      Exhibit Index is at Page 7
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Agreement and Plan of Merger. On June 19, 1996, Targeted Genetics Corporation ("Targeted") completed its acquisition (the "Merger") of RGene Therapeutics, Inc., a Delaware corporation ("RGene"), pursuant to an Agreement and Plan of Merger dated April 16, 1996 (the "Merger Agreement") by and among Targeted, RGene, and TGC Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Targeted ("Acquisition"). In connection with the Merger Agreement, Targeted will issue 3,636,364 shares of its common stock, $.01 par value per share (the "Targeted Common Stock"), to RGene's former stockholders in a tax-free stock-for-stock exchange, and RGene has become a wholly owned subsidiary of Targeted. The Merger is expected to be accounted for using the purchase method of accounting.

         RGene's former stockholders will have the right to receive an additional $5 million of Targeted Common Stock if certain milestones relating to RGene's potential products are achieved prior to December 31, 1998. The first such milestone (the "First Milestone") relates to the enrollment of at least one patient in a Phase II clinical trial for RGene's E1A tumor suppressor gene therapy in the United States and the enrollment of at least one patient in a similar clinical trial in a member country of the European Economic Union. Achievement of the First Milestone would result in the issuance of $1 million, $2 million or $3 million of Targeted Common Stock, depending upon whether the First Milestone is achieved on or before December 31, 1997 or December 31, 1998, and depending upon whether the First Milestone is achieved in the United States only or in the United States and Europe, as set forth in the following table:


                              MILESTONE ACHIEVEMENT
  GEOGRAPHIC TERRITORY            DEADLINE               COMMON STOCK ISSUABLE
  --------------------            --------               ---------------------
United States only            December 31, 1997               $2 million
Europe only                   December 31, 1997               $0
United States and Europe      December 31, 1997               $3 million
United States only            December 31, 1998               $1 million
Europe only                   December 31, 1998               $1 million(1)
United States and Europe      December 31, 1998               $2 million(2)

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(1)      To be issued only if the First Milestone is achieved in the United
         States during calendar year 1998. If the First Milestone is achieved in the United States prior to January 1, 1998, or if it is not achieved at all in the United States, then no Targeted Common Stock will be issued for achieving the First Milestone in Europe during 1998.

(2) The maximum amount of Targeted Common Stock that may be issued in the event that the First Milestone is not achieved in the United States until 1998 is $2 million.



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         The second milestone (the "Second Milestone") is the execution on or before December 31, 1997 of a definitive collaboration agreement with a third party for the development of genetic vaccines based on RGene's technology, which collaboration agreement must provide minimum revenue to RGene of $2 million during the first year following its execution, of which at least $1.5 million may not be subject to any specific funding commitment under any license or research agreement. Achievement of the Second Milestone would result in the issuance of $2 million of Targeted Common Stock.

         The actual number of shares of Targeted Common Stock issued in connection with a milestone achievement will be based on the average closing sale price for the Targeted Common Stock for the 30 trading days preceding the date of achievement of the milestone. For a period of one year after completion of the Merger, Targeted will hold in escrow 363,636 of the shares issued in the Merger to satisfy potential claims made by Targeted against RGene's former stockholders in connection with any breach by RGene of any representation or warranty, or any failure by RGene to comply with any covenant or agreement, contained in the Merger Agreement.

         The foregoing descriptions are qualified in their entirety by reference to the full text of the Merger Agreement which was filed with the Securities and Exchange Commission on May 29, 1996 as Appendix A to Targeted's Definitive Proxy Statement mailed to Shareholders in connection with the Special Meeting of Shareholders held on June 19, 1996, and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statements of Business Acquired.

             The balance sheets of RGene as of December 31, 1994 and 1995, and the related statements of operations, stockholders' equity and cash flows for the years ended December 31, 1994 and 1995, and the period from inception (August 27, 1993) through December 31, 1995 along with the notes thereto and the report of Arthur Andersen LLP dated April 10, 1996 relating to such financial statements are incorporated herein by reference from Targeted's final Prospectus dated June 20, 1996 contained in Targeted's Registration Statement on Form S-1 (Registration No. 333-03592) and filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended.

         (b) Pro Forma Financial Information.

             The unaudited pro forma consolidated balance sheet as of March 31, 1996, and the unaudited pro forma consolidated statements of operations for the year ended December 31, 1995, and for the three months ended March 31, 1996, along with the notes thereto are incorporated herein by reference from Targeted's final Prospectus



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             dated June 20, 1996 contained in Targeted's Registration Statement on Form S-1 (Registration No. 333-03592) and filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended.

         (c) Exhibits.

             2.1 Agreement and Plan of Merger among Targeted Genetics Corporation, TGC Acquisition Corporation and RGene Therapeutics, Inc. dated April 16, 1996 (incorporated herein by reference to Appendix A of Targeted's Definitive Proxy Statement mailed to Shareholders of Targeted in connection with the Special Meeting of Shareholders held on June 19, 1996, and filed with the Securities and Exchange Commission on May 29, 1996)

             23.1 Consent of Arthur Andersen LLP (contained on page 6)

             99.1 Press release issued by Targeted Genetics Corporation on June
                  19, 1996


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     TARGETED GENETICS CORPORATION



                                     By: /s/ James A. Johnson
                                         ------------------------------------
                                         James A. Johnson
                                         Vice President-Finance, Chief Financial
                                         Officer, Treasurer and Secretary



Dated:  July 3, 1996

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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 8-K, into the Company's previously filed Registration Statements File Nos. 33-83064, 333-03889, and 33-94478.


                                             ARTHUR ANDERSEN LLP



Houston, Texas
July 2, 1996



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                                  EXHIBIT INDEX

Exhibit Number        Description
- --------------        ----------------------------------------------------------

    2.1 Agreement and Plan of Merger among Targeted Genetics Corporation, TGC Acquisition Corporation and RGene Therapeutics, Inc. dated April 16, 1996 (incorporated herein by reference to Appendix A of Targeted's Definitive Proxy Statement mailed to Shareholders of Targeted in connection with the Special Meeting of Shareholders held on June 19, 1996, and filed with the Securities and Exchange Commission on May 29, 1996)

    23.1              Consent of Arthur Andersen LLP (contained on page 6)

    99.1              Press release issued by Targeted Genetics Corporation on
                      June 19, 1996




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